EXHIBIT 10.1

EXECUTION COPY

AMENDMENT NO. 1

Dated as of September 6, 2012

to

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of January 27, 2012

THIS AMENDMENT NO. 1 (“Amendment”) is made as of September 6, 2012 by and among Schawk, Inc. (the “Borrower”), the Foreign Subsidiary Borrowers party hereto, the Alternate Currency Borrowers party hereto (together with the Borrower, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Agent (in such capacity, the “Agent”), under that certain Second Amended and Restated Credit Agreement dated as of January 27, 2012 by and among the Borrowers, the Lenders and the Agent (as may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrowers have requested that the Lenders and the Agent agree to certain amendments to the Credit Agreement;

WHEREAS, the Lenders party hereto and the Agent have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Agent have agreed to enter into this Amendment.

1. Amendments to Credit Agreement.  Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the definition of “EBITDA” appearing in Section 1.1 of the Credit Agreement is hereby amended to add the following clause at the end of the first sentence thereof:

“, plus (x) solely for purposes of Section 7.4 and not for determining pricing pursuant to Section 2.15(D)(ii), extraordinary non-recurring expenses associated with the Borrower’s enterprise resource planning system in an aggregate amount not to exceed (a) $10,000,000 for the Last Twelve-Month Periods ending September 30, 2012, December 31, 2012 and March 31, 2013, (b) $8,000,000, for the Last Twelve-Month Period ending June 30, 2013, (c) $6,000,000, for the Last Twelve-Month Period ending September 30, 2013 and (d) $0 thereafter”

2. Conditions of Effectiveness.  The effectiveness of this Amendment is subject to the conditions precedent that (a) the Agent shall have received (i) counterparts of this Amendment duly executed by the Borrowers, the Required Lenders and the Agent and the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors and (ii) evidence reasonably satisfactory to it that the Note Documents have been amended in a manner consistent with the amendments hereunder and

(b) the Borrowers shall have paid all of the fees of the Agent and its affiliates (including, to the extent invoiced, reasonable attorneys’ fees and expenses of the Agent) in connection with this Amendment and the other Loan Documents.

3. Representations and Warranties of the Borrowers.  The Borrowers hereby represent and warrant as follows:

(a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally).

(b) As of the date hereof and giving effect to the terms of this Amendment, (i) no Default or Unmatured Default shall exist and (ii) the representations and warranties of the Borrowers set forth in Article VI of the Credit Agreement, as amended hereby, are true and correct in all material respects as of the date hereof (unless such representation and warranty is made as of a specific date, in which case, such representation and warranty shall be true in all material respects as of such date).

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of Illinois.

6. Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

SCHAWK, INC., as a Borrower

By:	/s/Timothy J. Cunningham
Name: Timothy J. Cunningham
Title: Chief Financial Officer

SCHAWK USA INC., as a Borrower

By:	/s/Timothy J. Cunningham
Name: Timothy J. Cunningham
Title: Chief Financial Officer

SCHAWK UK LIMITED (Co. No. 03462552), as a Borrower

By:	/s/A. Alex Sarkisian
Name: A. Alex Sarkisian
Title: Director

SCHAWK LUXEMBOURG, S.À.R.L., as a Borrower

By:	/s/Paul De Haan
Name: Paul De Haan
Title: Director

SCHAWK CANADA INC., as a Borrower

By:	/s/A. Alex Sarkisian
Name: A. Alex Sarkisian
Title: Director

Signature Page to Amendment No. 1
Schawk, Inc.
Second Amended and Restated Credit Agreement dated as of January 27, 2012

JPMORGAN CHASE BANK, N.A., individually as a Lender and as Agent

By:	/s/Robert Whitecotton
Name: Robert Whitecotton
Title: Vice President

Signature Page to Amendment No. 1
Schawk, Inc.
Second Amended and Restated Credit Agreement dated as of January 27, 2012

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/Michael Saurer
Name: Michael Saurer
Title: Officer

Signature Page to Amendment No. 1
Schawk, Inc.
Second Amended and Restated Credit Agreement dated as of January 27, 2012

BANK OF AMERICA, N.A., as a Lender

By:	/s/Jonathan M. Phillips
Name: Jonathan M. Phillips
Title: Senior Vice President

Signature Page to Amendment No. 1
Schawk, Inc.
Second Amended and Restated Credit Agreement dated as of January 27, 2012

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/Michael Bleecher
Name: Michael Bleecher
Title: Vice President

Signature Page to Amendment No. 1
Schawk, Inc.
Second Amended and Restated Credit Agreement dated as of January 27, 2012

NORTH SHORE COMMUNITY BANK & TRUST COMPANY, as a Lender

By:	/s/Eric M. Edelheit
Name: Eric M. Edelheit
Title: Senior Vice President

Signature Page to Amendment No. 1
Schawk, Inc.
Second Amended and Restated Credit Agreement dated as of January 27, 2012

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Second Amended and Restated Credit Agreement dated as of January 27, 2012 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Schawk, Inc. (the “Borrower”), the Foreign Subsidiary Borrowers from time to time party thereto, the Alternate Currency Borrowers from time to time party thereto (together with the Borrower, the “Borrowers”), the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Agent (in such capacity, the “Agent”), which Amendment No. 1 is dated as of September 6, 2012 (the “Amendment”).  Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.  Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Guaranty and any other Loan Document executed by it and acknowledges and agrees that such agreements and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.  All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated:  September 6, 2012

[Signature Page Follows]

SCHAWK USA INC.		SCHAWK WORLDWIDE HOLDINGS INC.

By:	/s/Timothy J. Cunningham	By:	/s/Timothy J. Cunningham
Name:	Timothy J. Cunningham	Name:	Timothy J. Cunningham
Title:	Chief Financial Officer	Title:	Chief Financial Officer

SCHAWK LLC By: SCHAWK USA INC., its Sole Member		SCHAWK HOLDINGS INC.

By:	/s/Timothy J. Cunningham	By:	/s/Timothy J. Cunningham
Name:	Timothy J. Cunningham	Name:	Timothy J. Cunningham
Title:	Chief Financial Officer	Title:	Chief Financial Officer

SEVEN SEATTLE, INC.		SCHAWK DIGITAL SOLUTIONS INC.

By:	/s/Timothy J. Cunningham	By:	/s/Timothy J. Cunningham
Name:	Timothy J. Cunningham	Name:	Timothy J. Cunningham
Title:	Chief Financial Officer	Title:	Chief Financial Officer

MIRAMAR EQUIPMENT, INC.		KEDZIE AIRCRAFT LLC By: SCHAWK USA INC., its Sole Member

By:	/s/Timothy J. Cunningham	By:	/s/Timothy J. Cunningham
Name:	Timothy J. Cunningham	Name:	Timothy J. Cunningham
Title:	Chief Financial Officer	Title:	Chief Financial Officer

SCHAWK LATIN AMERICA HOLDINGS LLC By: SCHAWK USA INC., its Sole Member

By:	/s/Timothy J. Cunningham
Name:	Timothy J. Cunningham
Title:	Chief Financial Officer

Signature Page to Amendment No. 1
Schawk, Inc.
Second Amended and Restated Credit Agreement dated as of January 27, 2012